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                          EXHIBIT 23


 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

 As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Numbers 333-83890 and 333-14657.





                                     ARTHUR ANDERSEN LLP




 Indianapolis, Indiana,
 May 27, 1997.